Second Quarter 2024 Supplemental Information JULY 22, 2024

2 Legal Disclosures This presentation has been prepared for KKR Real Estate Finance Trust Inc. (NYSE: KREF) for the benefit of its stockholders. This presentation is solely for informational purposes in connection with evaluating the business, operations and financial results of KKR Real Estate Finance Trust Inc. and its subsidiaries (collectively, "KREF“ or the “Company”). This presentation is not and shall not be construed as an offer to purchase or sell, or the solicitation of an offer to purchase or sell, any securities, any investment advice or any other service by KREF. Nothing in this presentation constitutes the provision of any tax, accounting, financial, investment, regulatory, legal or other advice by KREF or its advisors. This presentation may not be referenced, quoted or linked by website by any third party, in whole or in part, except as agreed to in writing by KREF. This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the Company’s current views with respect to, among other things, its future operations and financial performance. You can identify these forward looking statements by the use of words such as “outlook,” “believe,” “expect,” “potential,” “continue,” “may,” “should,” “seek,” “approximately,” “predict,” “intend,” “will,” “plan,” “estimate,” “anticipate,” the negative version of these words, other comparable words or other statements that do not relate strictly to historical or factual matters. By their nature, forward-looking statements speak only as of the date they are made, are not statements of historical fact or guarantees of future performance and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify. The forward-looking statements are based on the Company’s beliefs, assumptions and expectations, taking into account all information currently available to it. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to the Company or are within its control. Such forward-looking statements are subject to various risks and uncertainties, including, among other things: the general political, economic, competitive, and other conditions in the United States and in any foreign jurisdictions in which we invest; global economic trends and conditions, including heightened inflation, slower growth or recession, changes to fiscal and monetary policy, fluctuations in interest rates and credit spreads, labor shortages, currency fluctuations and challenges in global supply chains; deterioration in the performance of the properties securing our investments; difficulty accessing financing or raising capital; and the risks, uncertainties and factors set forth under Part I-Item 1A. “Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as such factors may be updated from time to time in the Company’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in this release. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and information included in this release and in the Company’s filings with the SEC. All forward-looking statements in this release speak only as of the date of this release. The Company undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law. All forward looking statements in this presentation speak only as of July 22, 2024. KREF undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law. All financial information in this presentation is as of June 30, 2024 unless otherwise indicated. This presentation also includes non-GAAP financial measures, including Distributable Earnings and Distributable Earnings per Diluted Share. Such non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with U.S. GAAP. Please refer to the Appendix of this presentation for a reconciliation of the non-GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with U.S. GAAP.

KKR Real Estate Finance Trust Inc. Overview

Best In Class Portfolio		Conservative Balance Sheet	KREF's Manager Fully Integrated with KKR	
$6.6 B Loan Portfolio		**$8.4 B** Financing Capacity	**14%** KKR Ownership in KREF	
100% Senior Loans	**60%** Multifamily & Industrial	**79%** Fully Non-Mark-to-Market[(2)]	**$578 B** Global AUM[(4)]	
$117 M Average Loan Size[(1)]	**96%** Interest Collected	**$644 M** Current Liquidity[(3)]	**$71 B** Real Estate AUM[(4)(5)]	**140+** Real Estate Professionals[(4)]

Senior loans secured primarily by ***transitional, institutional multifamily and industrial properties*** owned by ***high quality sponsors***

Conservative liability management focused on ***diversified non-mark-to-market*** financing

One firm culture that rewards ***investment discipline, creativity and determination*** and emphasizes the ***sharing of information, resources, expertise and best practices***

(1) Average loan size is inclusive of the unfunded commitment
(2) Based on outstanding principal amount of secured financing, including non-consolidated senior interests. The remaining is subject to credit marks only
(3) Includes $107 million of cash, $57 million of loan principal repayments held by a servicer (received in July 2024), $435 million undrawn corporate revolver capacity and $45 million of available borrowings based on existing collateral
(4) As of March 31, 2024
(5) Figures represent AUM across all KKR real estate transactions

KREF

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4 • 2Q 2024 Net Income(1) of $0.29 per diluted share (includes a CECL provision of $5 million, or ($0.07) per diluted share) • 2Q 2024 Distributable Loss(2) of ($1.57) per diluted share (includes net realized losses of $136 million, or ($1.97) per diluted share) • Book Value per Share (“BVPS”) of $15.24 per share (includes a CECL allowance of $115 million, or ($1.65) per share as of June 30, 2024, representing 175 basis points of loan principal balance) Second Quarter 2024 Highlights (1) Represents Net Income or loss attributable to common stockholders (2) See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP (3) Includes the amortization of deferred origination fees, loan origination costs and purchase discounts, and excludes loans accounted for under the cost recovery method (4) Includes $107 million of cash and $57 million of loan principal repayments held by a servicer (received in July 2024) • $6.9 billion predominantly senior loan portfolio with a weighted average unlevered all-in yield(3) of 8.9% • Multifamily and industrial assets represent 60% of loan portfolio • Received $384 million in loan repayments • Funded $121 million in loan principal • Collected 96% of interest payments • Weighted average risk rating of 3.1 • Monitoring five watch list loans, including one office asset • Took title to an office property in Mountain View, CA and a life science property in Seattle, WA through deed-in-lieu of foreclosure and wrote off a mezzanine office loan in Boston, MA that was deemed uncollectible, resulting in a combined realized loss of $136 million • Sold a portion of the real estate owned ("REO") office assets in Philadelphia, PA and provided $30 million in financing to the buyer at a coupon rate of S+4.3% Financials Portfolio Liquidity & Capitalization • $644 million of available liquidity, including $164 million(4) of cash and loan principal repayments held by a servicer and $435 million of undrawn capacity on the corporate revolver • Repaid $242 million in financing reducing debt-to-equity ratio and total leverage ratio to 1.9x and 3.9x, respectively • Diversified financing sources totaling $8.4 billion with $2.8 billion of undrawn capacity • 79% of secured financing is fully non-mark-to-market and the remaining balance is mark-to-credit only • No corporate debt or final facility maturities due until 2026

5 2Q'24 Financial Summary (1) See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP (2) Includes real estate owned and an equity method investment (3) Included in “Other Assets” in the Condensed Consolidated Balance Sheets and received in July 2024 (4) Book value per share includes CECL allowance of $115 million or ($1.65) per share Income Statement ($ in Millions) 2Q'24 Net interest income $40.4 Other income 7.2 Provision for credit losses (4.5) Operating expenses (17.5) Preferred stock dividends (5.3) Other (0.1) Net Income Attributable to Common Stockholders $20.2 Net Income per Share, Diluted $0.29 Distributable Earnings (Loss)(1) ($108.7) Distributable Earnings (Loss) per Share, Diluted(1) ($1.57) Dividend per Share $0.25 Diluted Weighted Average Shares Outstanding 69,423,244 Balance Sheet ($ in Millions) 2Q'24 Commercial real estate loans, net $6,411.7 Real estate assets(2) 403.1 Cash 107.2 Cash held by servicer(3) 57.0 Other 84.9 Total Assets $7,063.8 Secured financing agreements, net $3,285.7 Collateralized loan obligations, net 1,941.1 Secured term loan, net 334.6 Other 63.1 Total Liabilities $5,624.5 Total Equity $1,439.2 Common Shareholders' Equity $1,058.4 Book Value per Share(4) $15.24 Common Shares Outstanding 69,333,208

6 ($0.37) ($0.13) $0.29 $0.48 $0.39 ($1.57) Net Income (Loss) per Diluted Share Distributable Earnings (Loss) per Diluted Share 2Q'23 1Q'24 2Q'24 $0.25 Recent Operating Performance Note: Net income (loss) attributable to common stockholders; See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP (1) 2Q'24 Distributable earnings before realized losses on loan write-offs was $28 million, or $0.40 per share Net Income and Distributable Earnings Dividends and Book Value Per Share ($ in Millions) 2Q'23 1Q'24 2Q'24 Net income (loss): ($25.8) ($8.7) $20.2 Distributable earnings (loss): $33.1 $26.7 ($108.7) 2Q'23 1Q'24 2Q'24 Dividend per share: $0.43 $0.25 $0.25 Dividend yield on book value per share: 10.5% 6.6% 6.6% $16.38 $15.18 $15.24 Book Value per Share 2Q'23 1Q'24 2Q'24 (1) $0.43 Dividend declared per share

7 Class-A 73% Class-B 27% KREF Loan Portfolio by the Numbers (1) Includes loans, real estate owned and equity method investments (2) Senior loans include senior mortgages and similar credit quality loans, including related contiguous junior participations in senior loans where KREF has financed a loan with structural leverage through the non-recourse sale of a corresponding first mortgage (3) KREF classifies a loan as life science if more than 50% of the gross leasable area is leased to, or will be converted to, life science-related space (4) “Other” property types include: 2% Self-Storage, 2% Student Housing, 1% Single Family Rental and <1% Mixed Use (5) Office property certification % is based on current principal loan balance; see description for LEED certification in the Appendix Geography Investment Type(2) Property Type Interest Rate TypeTotal Portfolio(1) 4% 8% 8% 17% 19% 12% Other <4%: 14% ($ in Millions) 89% Office(5)5% Washington, D.C. $4,998 $6,792 $7,916 $7,752 $6,947 4Q'20 4Q'21 4Q'22 4Q'23 2Q'24 Senior Loans 100% Floating 99% Fixed 1% Multifamily Class-A 91% Class-B 9% Multifamily 46% Office 20% Industrial 14% Life Science 11% Hospitality 4% Other 5% (3) (4) 5% 4% 4%

8 0% 1% 84% 5% 10% 1 2 3 4 5 Weighted Average Risk Rating(2): 3.1 Portfolio Credit Quality Overview Note: The charts above are based on percentage of our loan portfolio (1) LTV is generally based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated. Weighted average LTV Includes non-consolidated senior interests and excludes risk-rated 5 loans (2) Weighted average is weighted by current principal amount Collected 96% of interest payments due on the loan portfolio Loan-to-Value(1) Risk Rating Distribution Weighted Average LTV(2): 65% Loan Count 2Q '2 4 Weighted Average LTV(2): 65% Weighted Average Risk Rating(2): 3.2 1Q '2 4 21% 30% 25% 21% 3% 0 - 60% 60 - 65% 65 - 70% 70 - 75% 75 - 80% 20% 30% 25% 21% 4% 0 - 60% 60 - 65% 65 - 70% 70 - 75% 75 - 80% 0 2 4 457 0 2 4 154Loan Count 0% 1% 90% 6% 3% 1 2 3 4 5

9 Watch List Migrations Quarter-over-Quarter In 2Q'24, KREF had two REO transfers and one write-off 1Q’24 Watch List Intra-Quarter Activity 2Q’24 Watch List Total Principal: $700 million(1) Risk Rating: 5 Total Principal: $194 million Minneapolis Office Minneapolis Office Mountain View Office Transferred to REO Seattle Life Science Transferred to REO (Equity method investment) Boston Office(1) Written-off Total Principal: $395 million Risk Rating: 4 Total Principal: $400 million West Hollywood Multifamily West Hollywood Multifamily Raleigh Multifamily Raleigh Multifamily San Diego Multifamily San Diego Multifamily San Carlos Life Science San Carlos Life Science (1) Includes $150 million of non-consolidated senior interest as of 1Q'24. KREF's $38 million mezzanine loan was written off in 2Q'24 and the $150 million of non-consolidated senior interest was removed

Case Studies: Watch List Loans

Investment	Minneapolis Office	San Carlos Life Science	San Diego Multifamily	West Hollywood Multifamily	Raleigh Multifamily
Loan Type	Floating-Rate Senior Loan[1]	Floating-Rate Senior Loan	Floating-Rate Senior Loan	Floating-Rate Senior Loan	Floating-Rate Senior Loan
Investment Date	November 2017	February 2022	October 2021	January 2022	April 2022
Collateral	Two Class-A Office Buildings totaling 1.1mm SF	Class-A Life Science Property totaling 230k SF	231-unit Class-A Multifamily	37-unit Class-A Multifamily	320-unit Class-B Multifamily
Loan Purpose	Refinance	Acquisition	Refinance	Refinance	Acquisition
Location	Minneapolis, MN	San Carlos, CA	San Diego, CA	West Hollywood, CA	Raleigh, NC
Committed Amount	$199 million[1]	$125 million[2]	$114 million	$109 million	$91 million
Current Principal Amount	$194 million[1]	$103 million	$106 million	$108 million	$82 million
Loan Basis[3]	$182 / SF	$705 / SF	$460,942 / unit	$2,918,953 / unit	$256,548 / unit
Coupon	+ 2.3%[1]	+ 3.6%	+ 3.3%	+ 3.1%	+ 3.1%
Max Remaining Term (Yrs.)	1.0	2.6	2.4	2.6	2.9
Loan Risk Rating	5	4	4	4	4

(1) The total whole loan was $199 million, including (i) a fully funded senior mortgage loan of $120 million, at an interest rate of S+2.3% and (ii) a mezzanine note with a commitment of $79 million, of which $74 million was funded as of June 30, 2024, at a fixed PIK interest rate of 4.5%

(2) The total whole loan was $196 million, co-originated and co-funded by KREF and a KKR affiliate. KREF's interest was 64% of the loan or $125 million

(3) Loan basis reflects outstanding current principal amount before any CECL adjustments

KREF

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11 Overview of Real Estate Assets Real Estate Owned Location Property Type Investment Amount(2) ($ in millions) Investment Amount per Square Foot Mountain View, CA Class A Office Campus $121 $392 / SF Portland, OR Retail / Redevelopment 87 n.a. Seattle, WA(3) Class A Life Science 82 $524 / SF Philadelphia, PA Office / Garage 46 $114 / SF Total REO $336 Property Type Location Note: Figures as of June 30, 2024. Property type and location breakouts based on investment amount (1) Equity represents investment amount less current financing and noncontrolling interests (2) Investment Amount represents the value of land, building, and related improvements, net of noncontrolling interests (3) Included in "Equity method investment, real estate asset" on the Condensed Consolidated Balance Sheets As of June 30, 2024, approximately $264 million of equity(1) was held in our Real Estate Assets Office / Garage 50% Retail / Redevelopment 26% Life Science 24% CA 36% OR 26% WA 24% PA 14%

Financing Overview: 79% Non-Mark-To-Market

Diversified financing sources totaling $8.4 billion with $2.8 billion of undrawn capacity

Summary of Outstanding Financing

($ in Millions)	Maximum Capacity	Outstanding Principal Amount	Weighted Avg. Coupon[1]	Advance Rate	Non-MTM
Term Credit Facilities	$2,000	$1,192	+2.0%	69.1%	[2]
Term Lending Agreements	$1,529	$1,098	+1.6%	72.1%	✓
Warehouse Facility	$500	$0	n/a	n/a	✓
Secured Term Loan	$341	$341	+3.6%	—	✓
Corporate Revolving Credit Facility	$610	$175	+2.0%	—	✓
Total Debt	**$4,980**	**$2,807**			
Collateralized Loan Obligations	$1,941	$1,941	+1.5%	84.5%	✓
Term Loan Facility	$1,000	$519	+2.0%	77.2%	✓
Asset Specific Financing	$491	$308	+2.9%	76.6%	✓
Total Leverage	**$8,412**	**$5,575**			

Leverage Ratios



1.9x
3.9x
Debt-To-Equity Ratio(3)
Total Leverage Ratio(4)

Outstanding Financing[5]



Term Credit Facilities 21%
Collateralized Loan Obligations 35%
Senior Loan Interests 1%
Revolver 3%
Asset Specific 5%
Secured Term Loan 6%
Term Loan Facility 9%
Term Lending Agreements 20%
Non-Mark-to-Market 79%

(1) Weighted average coupon expressed as spread over Term SOFR
(2) Term credit facilities are marked to credit only and not subject to capital markets mark-to-market provisions
(3) Represents (i) total outstanding debt agreements (excluding non-recourse facilities), and secured term loan, less cash to (ii) KREF stockholders' equity, in each case, at period end
(4) Represents (i) total outstanding debt agreements, secured term loan, and collateralized loan obligations, less cash to (ii) KREF stockholder's equity, in each case, at period end
(5) Based on outstanding principal amount of secured financing, including non-consolidated senior interests that resulted from non-recourse sales of senior loan interests in loans KREF originated

KREF

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13 Financing Overview: Term Credit Facilities Counterparty Total or Weighted Average Drawn $571 $312 $310 $1,192 Capacity $1,000 $600 $400 $2,000 Collateral: Loans / Principal Balance 7 Loans / $792 8 Loans / $454 8 Loans / $479 23 Loans / $1,725 Final Stated Maturity(1) September 2026 March 2026 December 2027 - Weighted Average Pricing(2) +1.5% +2.1% +2.8% +2.0% Weighted Average Advance 72.1% 68.7% 64.6% 69.1% Mark-to-market Credit Only Credit Only Credit Only - ($ in Millions) (1) Based on extended maturity date (2) Weighted average pricing expressed as spread over Term SOFR (3) Based on principal balance of financing Property Type(3): Multifamily 36% Office 26% Life Science 17% Industrial 16% Single Family Rental 4% Mixed Use 2%

14 $164 $599 $57 $435 $45 $644 $107 Cash & Loan Principal Repayments Held by a Servicer Undrawn Corporate Revolver Approved and Undrawn Credit Capacity Total Available Liquidity $0 $100 $200 $300 $400 $500 $600 $700 Liquidity Overview (1) Additional unencumbered assets include $208 million of real estate owned assets and $35 million of investments in CMBS B-Pieces (2) Loan principal repayments held by a servicer of $57 million received in July 2024 (3) Represents under-levered amounts on financing facilities. While these amounts were previously contractually approved and/or drawn, in certain cases, the lender’s consent is required for us to (re)borrow these amounts ($ in Millions) Sources of Available Liquidity In addition to the available liquidity below, KREF had $312 million of total unencumbered assets, including $69 million of unencumbered senior loans and $243 million of additional unencumbered assets(1) as of June 30, 2024 (4) (3)(2) $164

15 Earnings Sensitivity to Change in SOFR 99% floating-rate loan portfolio indexed to Term SOFR Quarterly Net Interest Income Per Share Sensitivity to Change in Market Rates(1) Term SOFR = 5.34% As of June 30, 2024 ($ Impact Per Share) Note: Based on portfolio as of June 30, 2024 Change in SOFR ($0.03) ($0.01) $0.00 $0.01 $0.03 -1.00% -0.50% 0.00% +0.50% +1.00% ($0.05) ($0.04) ($0.03) ($0.02) ($0.01) $0.00 $0.01 $0.02 $0.03 $0.04 $0.05 (1) Excludes loans accounted for under the cost recovery method

16 Appendix

Portfolio Details

($ in Millions)

#	Investment[1]	Location	Property Type	Investment Date	Total Whole Loan[2]	Committed Principal / Investment Amount[2]	Outstanding Principal / Investment Amount	Net Equity[3]	Coupon[4][5]	Max Remaining Term (Yrs)[4][6]	Loan / Investment Per SF / Unit / Key[7]	Origination LTV[4][8]	Risk Rating
Senior Loans[9]													
1	Senior Loan	Arlington, VA	Multifamily	9/30/2021	$381.0	$381.0	$371.9	$77.3	+3.3%	2.3	$335,049 / unit	69%	3
2	Senior Loan	Boston, MA	Life Science	8/3/2022	312.5	312.5	217.4	31.0	+4.2%	3.1	$747 / SF	56%	3
3	Senior Loan	Bellevue, WA	Office	9/13/2021	520.8	260.4	223.1	55.1	+3.7%	2.8	$851 / SF	63%	3
4	Senior Loan	Various	Industrial	4/28/2022	504.5	252.3	252.3	55.4	+2.7%	2.9	$98 / SF	64%	3
5	Senior Loan	Bronx, NY	Industrial	8/27/2021	381.2	228.7	201.9	46.3	+4.2%	2.2	$277 / SF	52%	3
6	Senior Loan	Los Angeles, CA	Multifamily	2/19/2021	220.0	220.0	220.0	33.8	+2.9%	1.7	$410,430 / unit	68%	3
7	Senior Loan	Various	Multifamily	5/31/2019	206.5	206.5	206.5	81.2	+4.0%	0.9	$192,991 / unit	74%	3
8	Senior Loan	Minneapolis, MN	Office	11/13/2017	199.4	199.4	194.4	89.0	+2.3%	1.0	$182 / SF	n.a.	5
9	Senior Loan	Various	Industrial	6/15/2022	375.5	187.8	173.5	38.0	+2.9%	3.0	$135 / SF	50%	3
10	Senior Loan	The Woodlands, TX	Hospitality	9/15/2021	183.3	183.3	181.3	33.6	+4.3%	2.3	$199,402 / key	64%	3
11	Senior Loan	Washington, D.C.	Office	11/9/2021	181.0	181.0	170.7	62.3	+2.9%	3.4	$479 / SF	55%	3
12	Senior Loan	West Palm Beach, FL	Multifamily	12/29/2021	171.5	171.5	170.9	26.4	+2.8%	2.5	$210,456 / unit	73%	3
13	Senior Loan	Various	Self-Storage	12/21/2022	336.6	168.3	152.8	37.3	+3.8%	3.5	$22,966 / unit	64%	3
14	Senior Loan	Boston, MA	Life Science	4/27/2021	332.3	166.2	162.4	28.5	+3.7%	1.9	$674 / SF	66%	3
15	Senior Loan	Plano, TX	Office	2/6/2020	150.7	150.7	150.7	23.1	+2.8%	0.6	$208 / SF	64%	3
16	Senior Loan	Redwood City, CA	Life Science	9/30/2022	580.7	145.2	29.3	5.0	+4.5%	3.3	$885 / SF	53%	3
17	Senior Loan	Dallas, TX	Office	12/10/2021	138.0	138.0	138.0	28.6	+3.7%	2.4	$439 / SF	68%	3
18	Senior Loan	Boston, MA	Multifamily	3/29/2019	137.0	137.0	137.0	27.6	+3.4%	0.8	$351,282 / unit	63%	3
19	Senior Loan	Arlington, VA	Multifamily	1/20/2022	135.3	135.3	133.5	31.2	+2.9%	2.6	$445,071 / unit	65%	3
20	Senior Loan	Fontana, CA	Industrial	5/11/2021	132.0	132.0	119.1	52.6	+4.7%	1.9	$113 / SF	64%	3
21	Senior Loan	San Carlos, CA	Life Science	2/1/2022	195.9	125.0	103.2	31.0	+3.6%	2.6	$705 / SF	68%	4
22	Senior Loan	Cambridge, MA	Life Science	12/22/2021	401.3	115.7	93.1	24.3	+4.0%	2.5	$1,072 / SF	51%	3
23	Senior Loan	Philadelphia, PA	Office	6/19/2018	114.3	114.3	114.3	19.1	+2.8%	2.6	$117 / SF	71%	3
24	Senior Loan	San Diego, CA	Multifamily	10/20/2021	113.7	113.7	106.5	32.1	+3.3%	2.4	$460,942 / unit	71%	4
25	Senior Loan	Pittsburgh, PA	Student Housing	6/8/2021	112.5	112.5	112.5	17.4	+3.0%	1.9	$155,602 / unit	74%	3
26	Senior Loan	West Hollywood, CA	Multifamily	1/26/2022	109.2	109.2	108.0	21.8	+3.1%	2.6	$2,918,953 / unit	65%	4
27	Senior Loan	Chicago, IL	Office	7/15/2019	105.0	105.0	88.4	36.3	+2.3%	4.1	$85 / SF	59%	3
28	Senior Loan	Las Vegas, NV	Multifamily	12/28/2021	101.1	101.1	101.1	15.3	+2.8%	2.5	$191,460 / unit	61%	3
29	Senior Loan	Boston, MA	Industrial	6/28/2022	285.5	100.0	99.3	20.6	+3.0%	3.0	$198 / SF	52%	3
30	Senior Loan	Cary, NC	Multifamily	11/21/2022	100.0	100.0	95.3	18.5	+3.4%	3.4	$244,275 / unit	63%	3
31	Senior Loan	Washington, D.C.	Office	1/13/2022	228.5	100.0	80.4	12.1	+3.3%	3.6	$294 / SF	55%	3
32	Senior Loan	Orlando, FL	Multifamily	12/14/2021	97.4	97.4	94.3	24.7	+3.1%	2.5	$248,841 / unit	74%	3
33	Senior Loan	Brisbane, CA	Life Science	7/22/2021	95.0	95.0	90.8	20.4	+3.1%	2.1	$784 / SF	71%	3
34	Senior Loan	Raleigh, NC	Multifamily	4/27/2022	91.5	91.5	82.1	22.8	+3.1%	2.9	$256,548 / unit	68%	4
35	Senior Loan	Brandon, FL	Multifamily	1/13/2022	90.3	90.3	68.4	15.2	+3.1%	2.6	$194,779 / unit	75%	3
36	Senior Loan	Dallas, TX	Multifamily	12/23/2021	90.0	90.0	80.8	17.9	+2.9%	2.5	$248,482 / unit	67%	3
37	Senior Loan	Miami, FL	Multifamily	10/14/2021	89.5	89.5	89.5	17.0	+2.9%	2.4	$304,422 / unit	76%	3
38	Senior Loan	Dallas, TX	Office	1/22/2021	87.0	87.0	87.0	13.4	+3.4%	1.6	$294 / SF	65%	3
39	Senior Loan	San Antonio, TX	Multifamily	6/1/2022	246.5	86.3	80.3	19.9	+2.8%	2.9	$103,007 / unit	68%	3
40	Senior Loan	Scottsdale, AZ	Multifamily	5/9/2022	169.0	84.5	84.5	13.1	+2.9%	2.9	$457,995 / unit	64%	3
41	Senior Loan	Philadelphia, PA	Mixed Use	6/28/2024	83.7	83.7	30.1	10.5	+4.3%	5.0	$59 / SF	66%	3
42	Senior Loan	Hollywood, FL	Multifamily	12/20/2021	81.0	81.0	81.0	15.2	+3.1%	2.5	$327,935 / unit	74%	3
43	Senior Loan	Charlotte, NC	Multifamily	12/14/2021	79.3	79.3	77.0	11.7	+3.1%	2.5	$209,168 / unit	74%	3
44	Senior Loan	Phoenix, AZ	Single Family Rental	4/22/2021	72.1	72.1	70.6	20.8	+4.9%	1.9	$157,092 / unit	50%	3
45	Senior Loan	Denver, CO	Multifamily	9/14/2021	70.3	70.3	70.3	10.7	+2.8%	2.3	$290,496 / unit	78%	3
46	Senior Loan	Washington, D.C.	Multifamily	12/4/2020	69.0	69.0	66.8	66.8	+3.6%	1.4	$267,000 / unit	63%	3
47	Senior Loan	Plano, TX	Multifamily	3/31/2022	67.8	67.8	67.4	24.1	+2.8%	2.8	$253,226 / unit	75%	3
48	Senior Loan	Nashville, TN	Hospitality	12/9/2021	66.0	66.0	64.8	10.3	+3.7%	2.5	$281,672 / key	68%	3
49	Senior Loan	Dallas, TX	Multifamily	8/18/2021	63.1	63.1	63.1	11.5	+3.9%	2.2	$175,278 / unit	70%	3
50	Senior Loan	Durham, NC	Multifamily	12/15/2021	60.0	60.0	56.9	10.6	+3.0%	2.5	$164,887 / unit	67%	3

*See footnotes on subsequent page

KREF

17

Portfolio Details

($ in Millions)

#	Investment[1]	Location	Property Type	Investment Date	Total Whole Loan[2]	Committed Principal / Investment Amount[2]	Outstanding Principal / Investment Amount	Net Equity[3]	Coupon[4][5]	Max Remaining Term (Yrs)[4][6]	Loan / Investment Per SF / Unit / Key[7]	Origination LTV[4][8]	Risk Rating
Senior Loans[9]													
51	Senior Loan	San Antonio, TX	Multifamily	4/20/2022	$57.6	$57.6	$56.4	$12.5	+2.7%	2.9	$164,950 / unit	79%	3
52	Senior Loan	Atlanta, GA	Multifamily	12/10/2021	53.0	53.0	51.2	12.7	+3.0%	2.5	$169,658 / unit	67%	3
53	Senior Loan	Sharon, MA	Multifamily	12/1/2021	51.9	51.9	51.9	7.8	+2.9%	2.4	$270,443 / unit	70%	3
54	Senior Loan	Reno, NV	Industrial	4/28/2022	140.4	50.5	50.5	11.5	+2.7%	2.9	$117 / SF	74%	3
55	Senior Loan	Carrollton, TX	Multifamily	4/1/2022	48.5	48.5	47.7	14.1	+2.9%	2.8	$149,134 / unit	74%	3
56	Senior Loan	Oakland, CA	Office	10/23/2020	146.2	45.8	45.8	7.2	+4.4%	1.4	$141 / SF	55%	2
57	Senior Loan	Dallas, TX	Multifamily	4/1/2022	43.9	43.9	42.6	11.6	+2.9%	2.8	$119,706 / unit	73%	3
58	Senior Loan	San Diego, CA	Multifamily	4/29/2022	203.0	40.0	39.7	6.3	+2.6%	2.9	$455,574 / unit	63%	3
59	Senior Loan	Georgetown, TX	Multifamily	12/16/2021	35.2	35.2	35.2	8.7	+3.4%	2.5	$167,381 / unit	68%	3
60	Senior Loan[10]	Various	Industrial	6/30/2021	61.1	30.6	28.0	12.6	+5.5%	2.0	$65 / SF	53%	3
61	Senior Loan	Denver, CO	Industrial	12/11/2020	15.4	15.4	12.6	4.9	+3.8%	1.5	$47 / SF	76%	2
Total / Weighted Average					**$10,071.6**	**$7,149.5**	**$6,575.9**	**$1,578.4**	**+3.3%**	**2.4**		**65%**	**3.1**
Real Estate Assets													
1	Real Estate Owned	Mountain View, CA	Office	6/28/2024	n.a.	$120.6	$120.6	$120.6	n.a.	n.a.	$392 / SF	n.a.	n.a.
2	Real Estate Owned	Portland, OR	Retail / Redevelopment	12/16/2021	n.a.	87.3	87.3	87.3	n.a.	n.a.	n.a.	n.a.	n.a.
3	Equity Method Investment[11]	Seattle, WA	Life Science	6/28/2024	n.a.	82.1	82.1	41.0	n.a.	n.a.	$524 / SF	n.a.	n.a.
4	Real Estate Owned	Philadelphia, PA	Office / Garage	12/22/2023	n.a.	45.6	45.6	15.2	n.a.	n.a.	$114 / SF	n.a.	n.a.
Total / Weighted Average						**$335.5**	**$335.5**	**$264.1**					
Other Investments													
1	CMBS B-Pieces[12]	Various	Various	2/13/2017	n.a.	40.0	35.3	35.3	4.7%	5.0	n.a.	58%	n.a.
Total / Weighted Average						**$40.0**	**$35.3**	**$35.3**	**4.7%**	**5.0**			
Portfolio Total / Weighted Average						**$7,525.0**	**$6,946.7**	**$1,877.7**	**8.6%**	**2.4**		**65%**	**3.1**

*See footnotes on subsequent page

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18

19 Portfolio Details (1) Our total portfolio represents the current principal amount or investment amount on senior and mezzanine loans, real estate assets and other assets. Excludes loans that were fully written off. For Senior Loan 8, the total whole loan is $199.4 million, including (i) a fully funded senior mortgage loan of $120.0 million, at an interest rate of S+2.25% and (ii) a mezzanine note with a commitment of $79.4 million, of which $74.4 million was funded as of June 30, 2024, at a fixed interest rate of 4.5%. The mezzanine note interest is payment-in-kind (“PIK Interest”), which is capitalized, compounded, and added to the outstanding principal balance of the respective loan. For Senior Loan 26, the total whole loan is $109.2 million, including (i) a fully funded senior mortgage loan of $102.0 million, at an interest rate of S+3.06%, (ii) a senior mezzanine note with $5.3 million funded as of June 30, 2024, at a fixed interest rate of 10.0% and (iii) a fully funded junior mezzanine note of $0.8 million, at a fixed interest rate of 10.0% with certain profit share provisions, as defined in the loan agreement. For Senior Loan 56, the total whole loan is $146.2 million, co-originated and co-funded by us and a KKR affiliate. Our interest is 31% of the loan or $45.8 million, of which $38.6 million in senior notes were syndicated to third party lenders. Post syndication, we retained a mezzanine loan with a commitment of $7.2 million, fully funded as of June 30, 2024, at an interest rate of S+13.02%. (2) Total Whole Loan represents the total commitment of the entire whole loan originated. Committed Principal Amount includes participations by KKR affiliated entities and third parties that are syndicated/sold. (3) Net equity reflects (i) the amortized cost basis of our loans, net of borrowings; (ii) REO, net of borrowings and noncontrolling interests, and (iii) the investment amount of equity method investments. (4) Weighted average is weighted by the current principal amount for our senior and mezzanine loans and by the investment amount of CMBS B-Pieces. Risk-rated 5 loans are excluded from the weighted average LTV. (5) Coupon expressed as spread over Term SOFR. (6) Max remaining term (years) assumes all extension options are exercised, if applicable. (7) Loan Per SF / Unit / Key is based on the current principal amount divided by the current SF / Unit / Key. For Senior Loans 2, 3, 5, 16, 20, 22, 44, 60, and 61, Loan Per SF / Unit / Key is calculated as the total commitment amount of the loan divided by the proposed SF / Unit / Key. (8) For senior loans, LTV is generally based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated; for mezzanine loans, LTV is based on the initial balance of the whole loan divided by the as-is appraised value as of the date the loan was originated; for CMBS B-Pieces, LTV is based on the weighted average LTV of the underlying loan pool at issuance. Weighted Average LTV excludes risk-rated 5 loans. For Senior Loans 2, 3, 5, 16, 20, 22, 44, 60, and 61, LTV is calculated as the total commitment amount of the loan divided by the as-stabilized value as of the date the loan was originated. For senior loans where an appraisal has been obtained post origination, the LTV, presented as follows, is calculated based on the current principal amount divided by the as-is appraised value as of the new appraisal date: Senior Loan 15 (64%); Senior Loan 18 (64%); Senior Loan 19 (78%); Senior Loan 23 (64%); Senior Loan 27 (57%); Senior Loan 28 (75%); Senior Loan 32 (83%); Senior Loan 33 (70%), Senior Loan 38 (63%); and Senior Loan 61 (61%). (9) Senior loans include senior mortgages and similar credit quality investments, including junior participations in our originated senior loans for which we have syndicated the senior participations and retained the junior participations for our portfolio and excludes vertical loan participations. (10) For Senior Loan 60, the total whole loan facility is $61.1 million co-originated and co-funded by us and a KKR affiliate. Our interest was 50% of the facility, or $30.6 million. The facility is comprised of individual cross-collateralized whole loans. As of June 30, 2024, there was one underlying senior loan in the facility with a commitment of $30.6 million and an outstanding principal balance of $28.0 million. (11) Represents real estate assets held through a Tenant-in-Common ("TIC") agreement between us and a KKR affiliate. We hold a 74.6% economic interest in the real estate assets and share decision- making with the KKR affiliate under the TIC agreement. (12) Represents our investment in an aggregator vehicle that invests in CMBS B-Pieces. Committed principal represents our total commitment to the aggregator vehicle whereas current principal represents the current funded amount.

20 2Q'24 Portfolio Activity (1) Includes $121 million of loan principal fundings and $5 million of REO capital expenditures (2) Includes $384 million of loan repayments and $33 million for the sale of certain real estate owned assets (3) Includes $98 million of loan write-offs and $1 million of REO related other assets (4) Includes $38 million mezz loan write-off and related removal of $150 million of non-consolidated senior interests (5) Future funding obligations are generally contingent upon certain events and may not result in investment by us Portfolio Funding Activity Future Funding Obligations(5) ($ in Millions) REO & Equity Method Investments Loan Portfolio Principal (1) (2) (3) (4)

21 Fully Extended Loan Maturities Note: Based on current principal amount. Excludes real estate owned and equity method investments Fully Extended Loan Maturities ($ in Millions) $801 $2,177 $3,246 $322 $30 2025 2026 2027 2028 2029 $0 $1,000 $2,000 $3,000 $4,000 Fully extended weighted average loan maturity of 2.4 years

22 KREF Debt Maturities Note: Based on outstanding principal balance of secured financing agreements (does not include KREF’s secured term loan or collateralized loan obligations (CLOs)). Maturity year represents the earlier of (i) the maximum maturity of the underlying loans pledged as collateral or (ii) the maximum maturity of the respective financing agreements Upcoming Debt Maturities by Year ($ in Millions) $0 $265 $1,586 $1,313 $128 2024 2025 2026 2027 2028 $0 $500 $1,000 $1,500 $2,000 No corporate debt or final facility maturities due until 2026

23 Consolidated Balance Sheets (in thousands - except share and per share data) June 30, 2024 December 31, 2023 Assets Cash and cash equivalents $ 107,151 $ 135,898 Commercial real estate loans, held-for-investment 6,522,235 7,343,548 Less: Allowance for credit losses (110,583) (210,470) Commercial real estate loans, held-for-investment, net 6,411,652 7,133,078 Real estate owned, held for investment, net 262,253 82,091 Real estate owned assets, held for sale 58,806 101,017 Equity method investment, real estate asset 82,008 — Equity method investment, CMBS B-Pieces 35,258 35,076 Accrued interest receivable 36,445 41,003 Other assets(1) 70,193 19,455 Total Assets $ 7,063,766 $ 7,547,618 Liabilities and Equity Liabilities Secured financing agreements, net $ 3,285,673 $ 3,782,419 Collateralized loan obligations, net 1,941,140 1,942,171 Secured term loan, net 334,623 335,331 Accrued interest payable 16,696 20,207 Dividends payable 17,333 29,805 Real estate owned liabilities, held for sale 3,383 15,883 Due to affiliates 8,120 8,270 Other liabilities 17,566 9,350 Total Liabilities 5,624,534 6,143,436 Commitments and Contingencies — — Equity Preferred Stock, $0.01 par value, 50,000,000 shares authorized Series A cumulative redeemable preferred stock, (13,110,000 shares issued and outstanding as of June 30, 2024 and December 31, 2023); liquidation preference of $327,750, or $25.00 per share 131 131 Common stock, $0.01 par value, 300,000,000 authorized (69,333,208 shares issued and outstanding as of June 30, 2024; 75,299,556 shares issued and 69,313,860 shares outstanding as of December 31, 2023) 693 693 Additional paid-in capital 1,722,834 1,815,077 Accumulated deficit (337,547) (314,370) Repurchased stock (5,985,696 shares repurchased as of December 31, 2023) — (96,764) Total KKR Real Estate Finance Trust Inc. stockholders' equity 1,386,111 1,404,767 Noncontrolling interests in equity of consolidated joint venture 53,121 (585) Total Equity 1,439,232 1,404,182 Total Liabilities and Equity $ 7,063,766 $ 7,547,618 (1) Includes $57 million of loan principal repayments held by a servicer as of June 30, 2024

24 Consolidated Statements of Income (in thousands - except share and per share data) Three Months Ended Six Month Ended June 30, 2024 March 31, 2024 June 30, 2023 June 30, 2024 June 30, 2023 Net Interest Income Interest income $ 149,249 $ 151,620 $ 159,629 $ 300,869 $ 312,159 Interest expense 108,816 112,476 115,677 221,292 221,653 Total net interest income 40,433 39,144 43,952 79,577 90,506 Other income Income (loss) from equity method investments 618 845 551 1,463 204 Other miscellanous income 1,432 1,792 4,437 3,224 7,148 Revenue from real estate owned operations 5,785 4,978 1,984 10,763 4,230 Gain (loss) on sale of investments (615) — — (615) — Total other income 7,220 7,615 6,972 14,835 11,582 Operating Expenses Provision for (reversal of) credit losses, net 4,545 33,266 56,335 37,811 116,802 Management fees to affiliate 6,373 6,340 6,559 12,713 13,082 Incentive compensation to affiliate — — 611 — 2,422 General and administrative 4,795 4,992 4,710 9,787 9,400 Expenses from real estate owned operations 6,341 5,549 2,656 11,890 5,414 Total operating expenses 22,054 50,147 70,871 72,201 147,120 Income (Loss) Before Income Taxes 25,599 (3,388) (19,947) 22,211 (45,032) Income tax expense 71 41 177 112 346 Net Income (Loss) 25,528 (3,429) (20,124) 22,099 (45,378) Net income (loss) attributable to noncontrolling interests (304) (321) (96) (625) (273) Net Income (Loss) Attributable to KREF Trust Inc. and Subsidiaries 25,832 (3,108) (20,028) 22,724 (45,105) Preferred stock dividends 5,326 5,326 5,326 10,652 10,652 Participating securities' shares in earnings 283 305 418 588 825 Net Income (Loss) Attributable to Common Stockholders $ 20,223 $ (8,739) $ (25,772) $ 11,484 $ (56,582) Net Income (Loss) Per Share of Common Stock, Basic and Diluted $ 0.29 $ (0.13) $ (0.37) $ 0.17 $ (0.82) Weighted Average Number of Shares of Common Stock Outstanding, Basic and Diluted 69,423,244 69,386,568 69,115,654 69,404,906 69,105,389 Dividends Declared per Share of Common Stock $ 0.25 $ 0.25 $ 0.43 $ 0.50 $ 0.86

Reconciliation of GAAP Net Income (Loss) to Distributable Earnings (Loss)

(in thousands - except share and per share data)	Three Month Ended					
	June 30, 2024	Per Diluted Share[1]	March 31, 2024	Per Diluted Share[1]	June 30, 2023	Per Diluted Share[1]
Net Income (Loss) Attributable to Common Stockholders	**$ 20,223**	**$ 0.29**	**$ (8,739)**	**$ (0.13)**	**$ (25,772)**	**$ (0.37)**
Adjustments						
Non-cash equity compensation expense	2,226	0.03	2,296	0.03	2,174	0.03
Unrealized (gains) or losses, net	145	—	(102)	—	292	—
Provision for credit losses, net	4,545	0.07	33,266	0.48	56,335	0.82
(Gain) loss on sale of investments	615	0.01	—	—	—	—
Non-cash convertible notes discount amortization	—	—	—	—	44	—
Distributable Earnings before realized loss	**$ 27,754**	**$ 0.40**	**$ 26,721**	**$ 0.39**	**$ 33,073**	**$ 0.48**
Net realized loss on loan write-offs[2]	(135,811)	(1.96)	—	—	—	—
Realized loss on sale of investments[3]	(615)	(0.01)	—	—	—	
Distributable Earnings (Loss)	**$ (108,672)**	**$ (1.57)**	**$ 26,721**	**$ 0.39**	**$ 33,073**	**$ 0.48**
Diluted weighted average common shares outstanding	69,423,244		69,386,568		69,115,654	

(1) Numbers presented may not foot due to rounding
(2) Includes a combined $99 million write-off on two defaulted senior loans upon deed-in-lieu of foreclosure and a $38 million write-off of a mezzanine loan during the three months ended June 30, 2024
(3) Includes a $615 thousand loss on the sale of certain real estate owned assets during the three months ended June 30, 2024

KREF

25

26 Key Definitions “Distributable Earnings (Loss)": The Company defines Distributable Earnings as net income (loss) attributable to common stockholders or, without duplication, owners of the Company's subsidiaries, computed in accordance with GAAP, including realized losses not otherwise included in GAAP net income (loss) and excluding (i) non-cash equity compensation expense, (ii) depreciation and amortization, (iii) any unrealized gains or losses or other similar non-cash items that are included in net income for the applicable reporting period, regardless of whether such items are included in other comprehensive income or loss, or in net income, and (iv) one-time events pursuant to changes in GAAP and certain material non-cash income or expense items agreed upon after discussions between the Company’s Manager and board of directors and after approval by a majority of the independent directors. The exclusion of depreciation and amortization from the calculation of Distributable Earnings only applies to debt investments related to real estate to the extent the Company forecloses upon the property or properties underlying such debt investments. Distributable Earnings should not be considered as a substitute for GAAP net income or taxable income. The Company cautions readers that its methodology for calculating Distributable Earnings may differ from the methodologies employed by other REITs to calculate the same or similar supplemental performance measures, and as a result, the Company’s reported Distributable Earnings may not be comparable to similar measures presented by other REITs. LEED: LEED is the most widely used green building rating system in the world. LEED certification provides independent verification of a building or neighborhood’s green features, allowing for the design, construction, operations and maintenance of resource-efficient, high-performing, healthy, cost-effective buildings.